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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549







                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2004






                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



            Massachusetts                          000-32955                                           04-3557612
----------------------------            ---------------------------------             ----------------------------------------------
(State or other jurisdiction of              Commission File Number                        I.R.S. Employer Identification No.)
incorporation or organization)

            30 Massachusetts Avenue, North Andover, MA                                                     01845
-----------------------------------------------------------------------                ---------------------------------------
                (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K





Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Pursuant to regulation G, the LSB Corporation's press release dated April 16, 2004, reporting its actual earnings results for the first quarter ended March 31, 2004, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         c.    Exhibit

            99.1 Press release dated April 16, 2004 reporting LSB Corporation's actual earnings results for the first quarter ended March 31, 2004.

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

      Pursuant to regulation FD, the LSB Corporation's press release dated April 16, 2004 reporting its actual earnings results for the first quarter ended March 31, 2004 is hereby attached as Exhibit 99.1 and incorporated by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LSB CORPORATION


                                                     /S/ PAUL A MILLER
                                                     --------------------------
April 16, 2004                                       Paul A. Miller
                                                     President and
                                                     Chief Executive Officer





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                                  EXHIBIT INDEX

99.1 Press release announcing the Company's earnings for the quarter ended March 31, 2004.



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